MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO                   ANNUAL REPORT

                                                               February 16, 1999

Dear Contract Owner,

We are pleased to present you with the annual report for the Mitchell Hutchins Series Trust -- Growth Portfolio for the fiscal year ended December 31, 1998.

MARKET REVIEW
----------------------------------------------------------------------------
[BARS ICON]
The U.S. market experienced both positives and negatives during the first half of 1998: stable interest rates and low inflation on one hand, and the continuing Asian crisis and worries about corporate earnings on the other. The market became extremely volatile in August when investors pulled money out of stocks in response to increased global uncertainty. Concerns about exposure to over-leveraged hedge funds and emerging markets caused a sell-off in financial-services stocks as investors backed away from potential credit quality and liquidity problems. Weakness in global markets also hurt U.S. companies sensitive to export growth.

   The stock market rallied, however, after the Federal Reserve cut interest rates in September, October and November, and other central banks followed suit in anticipation of the new euro currency. Many sectors that had lagged from August through October -- especially technology and financial services -- rebounded by year-end. The S&P 500 Index gained 28.6% for the full year -- its fourth straight year of gains over 20%. In addition, the rally broadened beyond the largest 20 or so stocks in the Index to include some mid- and small-capitalization stocks.

OUTLOOK

[ARROW ICON]
We look for real economic growth of about 2%, low inflation of about 1.8% and modest corporate earnings growth of 4-5% in 1999. In the slow growth, low inflation environment we have forecast for 1999, we do not expect another 20% market gain; we believe market returns in the high single digits are likely. We believe 1999 performance will be driven by a broader group of stocks, and we look for gains in more small- to mid-size companies. Given our lowered return expectations, we think stock selection in 1999 will be more important than it was last year.

PORTFOLIO REVIEW
----------------------------------------------------------------------------

   Our proprietary growth model creates a universe of stocks from which we select those companies we believe have above-average growth potential. We generally focus our stock picks on the "best in class" -- those companies that lead their industries and that are expected to increase their earnings by at least 10% each year. For the past fiscal year, we found most of our "best-in-class" picks among technology and consumer cyclical companies.

ANNUAL REPORT

   Our emphasis on technology stocks (27.6%)(1) hurt the Portfolio's performance during the third quarter but boosted performance again in the fourth quarter. Consumer cyclical stocks continued to benefit from favorable economic conditions in the United States: high employment, low inflation and stable growth. The Portfolio's consumer cyclical stocks emphasize media companies and retailers.

   We believe that current economic conditions -- slow growth, low inflation and low interest rates -- will continue into the coming year. We do not expect to see stocks repeat their dynamic price gains of recent years, but instead look for slower, steadier growth.

   We think the biggest winners will be those companies that gain investor confidence by providing sustainable earnings growth. Our focus will remain on companies that we believe can sustain earnings growth of at least 10% per year over the next few years. We still believe that most such companies will appear in the technology and consumer cyclical sectors.

TOP FIVE SECTORS(1)

---------------------------------
Consumer Cyclical           35.4%
Technology                  27.6
Financial Services          10.2
Healthcare                   8.1
Consumer Noncyclical         4.7
---------------------------------

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

/s/ Margo Alexander

MARGO ALEXANDER
President
Mitchell Hutchins Asset Management Inc.

(1) All weightings represent percentages of portfolio assets as of December 31, 1998. The Portfolio is actively managed and all weightings are subject to change.

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO                   ANNUAL REPORT

PERFORMANCE AT A GLANCE
----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH PORTFOLIO AND THE S&P 500 INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            GROWTH PORTFOLIO    S&P 500 INDEX
12/31/88              $10,000           $10,000
3/31/89                $8,767           $10,709
6/30/89                $9,393           $11,653
9/30/89               $11,522           $12,898
12/31/89              $11,623           $13,163
3/31/90               $11,473           $12,768
6/30/90               $12,141           $13,570
9/30/90               $10,188           $11,707
12/31/90              $10,673           $12,755
3/31/91               $12,460           $14,604
6/30/91               $12,329           $14,569
9/30/91               $13,985           $15,347
12/31/91              $15,163           $16,632
3/31/92               $14,736           $16,213
6/30/92               $13,984           $16,520
9/30/92               $13,903           $17,042
12/31/92              $16,042           $17,899
3/31/93               $16,226           $18,680
6/30/93               $16,636           $18,769
9/30/93               $18,477           $19,253
12/31/93              $19,197           $19,701
3/31/94               $17,709           $18,956
6/30/94               $16,600           $19,034
9/30/94               $17,962           $19,963
12/31/94              $16,960           $19,958
3/31/95               $18,113           $21,899
6/30/95               $19,045           $23,986
9/30/95               $20,823           $25,891
12/31/95              $22,472           $27,447
3/31/96               $23,482           $28,919
6/30/96               $25,707           $30,213
9/30/96               $26,214           $31,144
12/31/96              $26,673           $33,738
3/31/97               $24,918           $34,645
6/30/97               $27,650           $40,687
9/30/97               $30,854           $43,730
12/31/97              $30,782           $44,987
3/31/98               $34,800           $51,258
6/30/98               $35,863           $52,956
9/30/98               $30,853           $47,697
12/31/98              $40,199           $57,845

   The graph depicts the performance of the Growth Portfolio versus the S&P 500 Index, for the ten-year period ended December 31, 1998. It is important to note that the Growth Portfolio is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 12/31/98

------------------------
One Year          30.59%
Five Years        15.93
Ten Years         14.93
Life*             15.46
------------------------

* Life = return since commencement of operations on 5/4/87.
   Past performance does not guarantee future performance. Figures assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

   The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Sources: Lipper Inc. and PaineWebber Inc.

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 1998

  NUMBER OF
   SHARES                                             VALUE
-------------                                     -------------
COMMON STOCKS--106.27%
AIRLINES--1.31%
     3,600       AMR Corp.*....................   $     213,751
     8,000       Continental Airlines Inc.*....         268,000
                                                  -------------
                                                        481,751
                                                  -------------
APPAREL, RETAIL--1.24%
     3,150       Abercrombie And Fitch Co.*....         222,863
     8,000       TJX Companies, Inc. ..........         232,000
                                                  -------------
                                                        454,863
                                                  -------------
BANKS--0.93%
     3,600       Bank One Corp. ...............         183,825
     2,250       Fifth Third Bancorp...........         160,453
                                                  -------------
                                                        344,278
                                                  -------------
BROADCASTING & PUBLISHING--0.97%
    13,000       Infinity Broadcasting
                   Corp.*......................         355,875
                                                  -------------
CHEMICALS--1.24%
     6,000       Aptargroup Inc................         168,375
     2,000       Carlisle Companies Inc. ......         103,250
     4,500       Hoechst AG, ADR...............         184,500
                                                  -------------
                                                        456,125
                                                  -------------
COMPUTER HARDWARE--11.26%
     7,500       3Com Corp.*...................         336,094
     5,400       Apple Computer, Inc.*.........         221,063
    11,800       Cisco Systems Inc.*...........       1,095,187
     6,500       Compaq Computer Corp..........         272,594
    15,000       Dell Computer Corp.*..........       1,097,812
     9,000       EMC Corp.*....................         765,000
     4,200       Sun Microsystems Inc.*........         359,625
                                                  -------------
                                                      4,147,375
                                                  -------------
COMPUTER SOFTWARE--7.59%
     6,500       Autodesk, Inc.................         277,469
     6,000       BMC Software Inc.*............         267,375
    10,000       Cadence Design Systems,
                   Inc.*.......................         297,500
     3,000       Computer Sciences Corp.*......         193,313
     3,600       Compuware Corp.*..............         281,250
     2,700       Microsoft Corp.*..............         374,456
     5,550       Network Associates Inc.*......         367,687
     3,000       Policy Management Systems
                   Corp.*......................         151,500
    13,000       Sterling Commerce Inc.*.......         585,000
                                                  -------------
                                                      2,795,550
                                                  -------------
CONSTRUCTION--0.55%
     7,000       Masco Corp....................         201,250
                                                  -------------
DEFENSE/AEROSPACE--0.54%
     4,500       Precision Castparts Corp......         199,125
                                                  -------------
DIVERSIFIED RETAIL--5.47%
     8,000       Costco Co. Inc.*..............         577,500

  NUMBER OF
   SHARES                                             VALUE
-------------                                     -------------

DIVERSIFIED RETAIL--(CONCLUDED)

     5,000       Dayton Hudson Corp............   $     271,250
     5,000       Federated Department Stores,
                   Inc.*.......................         217,813
     4,000       Kohls Corp.*..................         245,750
     8,000       Saks Inc.*....................         252,500
     5,500       Wal Mart Stores, Inc..........         447,906
                                                  -------------
                                                      2,012,719
                                                  -------------
DRUGS & MEDICINE--5.24%
     3,375       Cardinal Health Inc. .........         256,078
     8,000       Schering-Plough Corp. ........         442,000
     3,000       Warner Lambert Co.............         225,563
    16,000       Watson Pharmaceuticals,
                   Inc.*.......................       1,006,000
                                                  -------------
                                                      1,929,641
                                                  -------------
ELECTRICAL EQUIPMENT--3.62%
     4,100       Global Crossing Ltd.*.........         185,013
     2,700       Lucent Technologies Inc.......         297,000
     9,000       Mettler Toledo International
                   Inc.*.......................         252,562
     5,000       SCI Systems Inc.* ............         288,750
     4,500       Tellabs, Inc.*................         308,531
                                                  -------------
                                                      1,331,856
                                                  -------------
ENTERTAINMENT--8.83%
    12,500       Carnival Corp. ...............         600,000
    20,000       Cinar Films Inc.*.............         507,500
     9,000       Fox Entertainment Group
                   Inc.*.......................         226,688
    17,800       Time Warner Inc...............       1,104,712
    10,000       USA Networks, Inc.*...........         331,250
     6,500       Viacom, Inc. Class B*.........         481,000
                                                  -------------
                                                      3,251,150
                                                  -------------
ENVIRONMENTAL SERVICES--1.25%
     9,800       Republic Services Inc.*.......         180,687
     6,000       Waste Management Inc..........         279,750
                                                  -------------
                                                        460,437
                                                  -------------
FINANCIAL SERVICES--3.49%
     6,000       CIT Group, Inc. ..............         190,875
     7,200       Federal Home Loan Mortgage
                   Corp. ......................         463,950
     5,000       Federal National Mortgage
                   Association.................         370,000
    10,500       MBNA Corp.....................         261,844
                                                  -------------
                                                      1,286,669
                                                  -------------
FOOD RETAIL--4.42%
     7,500       American Stores Co. ..........         277,031
     8,500       Kroger Co.*...................         514,250
    13,700       Safeway Inc.*.................         834,844
                                                  -------------
                                                      1,626,125
                                                  -------------
FOREST PRODUCTS, PAPER--0.52%
    10,500       Louisiana Pacific Corp........         192,281
                                                  -------------

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

  NUMBER OF
   SHARES                                             VALUE
-------------                                     -------------

COMMON STOCKS--(CONCLUDED)

HOTELS--0.36%
    12,500       Extended Stay America Inc.*...   $     131,250
                                                  -------------
INDUSTRIAL PARTS--1.46%
     4,500       Ingersoll Rand Co.............         211,219
     3,000       United Technologies Corp......         326,250
                                                  -------------
                                                        537,469
                                                  -------------
INDUSTRIAL SERVICES/SUPPLIES--2.94%
    11,000       Cendant Corp.*................         209,687
    15,000       Republic Industries Inc.*.....         221,250
     8,626       Tyco International Ltd........         650,724
                                                  -------------
                                                      1,081,661
                                                  -------------
INFORMATION & COMPUTER SERVICES--6.97%
     4,500       America Online Inc.*..........         720,000
    18,000       HBO & Co. ....................         516,375
     6,500       Keane Inc.*...................         259,594
     4,000       Omnicom Group.................         232,000
    10,000       Paychex, Inc..................         514,375
    25,000       Princeton Video Image
                   Inc.*(1)....................          67,500
     5,000       Valassis Communications
                   Inc.*.......................         258,125
                                                  -------------
                                                      2,567,969
                                                  -------------
LIFE INSURANCE--1.45%
     3,000       American General Corp.........         234,000
     4,500       Conseco Inc. .................         137,531
     2,000       SunAmerica Inc................         162,250
                                                  -------------
                                                        533,781
                                                  -------------
LONG DISTANCE & PHONE COMPANIES--4.59%
     4,000       AT&T Corp.....................         301,000
     2,600       France Telecom, ADR*..........         205,237
    13,500       MCI Worldcom Inc.*............         968,625
     4,000       SBC Communications, Inc. .....         214,500
                                                  -------------
                                                      1,689,362
                                                  -------------
MEDIA--10.69%
    13,000       Clear Channel
                   Communications*.............         708,500
     8,000       Comcast Corp. Class A.........         469,500
     7,000       Getty Images Inc.*............         120,313
    12,000       Liberty Media Group, Series
                   A*..........................         552,750
    27,000       Outdoor Systems Inc.*.........         810,000
    17,800       Tele-Communications, Inc.
                   Class A*....................         984,562
     9,000       Young & Rubicam Inc.*.........         291,375
                                                  -------------
                                                      3,937,000
                                                  -------------
MEDICAL PRODUCTS--1.81%
     2,500       Allegiance Corp...............         116,562
     5,000       Guidant Corp. ................         551,250
                                                  -------------
                                                        667,812
                                                  -------------
  NUMBER OF
   SHARES                                             VALUE
-------------                                     -------------

MEDICAL PROVIDERS--0.41%
     4,000       Service Corp. International...   $     152,250
                                                  -------------
OIL REFINING--0.52%
     3,500       Repsol S.A., ADR..............         191,188
                                                  -------------
OTHER INSURANCE--1.72%
     6,600       Allstate Corp. ...............         254,925
     3,500       Ambac Financial Group Inc. ...         210,656
     1,750       American International Group
                   Inc.........................         169,094
                                                  -------------
                                                        634,675
                                                  -------------
PUBLISHING--1.36%
     3,000       Gannett Inc. .................         193,500
    12,500       News Corp. Ltd., ADR..........         308,594
                                                  -------------
                                                        502,094
                                                  -------------
RESTAURANTS--0.76%
     5,000       Starbucks Corp.*..............         280,625
                                                  -------------
SEMICONDUCTOR--2.23%
     1,500       Altera Corp.*.................          91,313
     3,000       Intel Corp....................         355,687
     4,000       Uniphase Corp.*...............         277,500
     1,500       Xilinx Incorporated*..........          97,687
                                                  -------------
                                                        822,187
                                                  -------------
SPECIALTY RETAIL--8.46%
     6,250       99 Cents Only Stores*.........         307,031
     6,000       Borders Group Inc.*...........         149,625
     1,400       CDW Computer Centers Inc.*....         134,313
    11,100       General Nutrition Companies,
                   Inc.*.......................         180,375
    14,000       Home Depot Inc. ..............         856,625
     4,500       Lowe's Companies Inc..........         230,344
     4,000       Office Depot Inc.*............         147,750
    16,050       Staples, Inc.*................         701,184
     7,000       Walgreen Co...................         409,937
                                                  -------------
                                                      3,117,184
                                                  -------------
THRIFT--1.27%
    11,250       Capstar Broadcasting Corp.*...         257,344
     8,000       Dime Bancorp, Inc.............         211,500
                                                  -------------
                                                        468,844
                                                  -------------
WIRELESS TELECOMMUNICATIONS--0.80%
     1,500       Airtouch Communications,
                   Inc.*.......................         108,188
     4,000       Mediaone Group Inc.*..........         188,000
                                                  -------------
                                                        296,188
                                                  -------------
Total Common Stocks (cost--$21,868,917)........      39,138,609
                                                  -------------

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

 PRINCIPAL
  AMOUNT                                          MATURITY         INTEREST
   (000)                                            DATES            RATES            VALUE
-----------                                     -------------    -------------    -------------

U.S. GOVERNMENT OBLIGATIONS@--2.71%
  $1,000       U.S. Treasury Bills
                 (cost--$997,639)............     01/21/99          4.250%        $     997,639
                                                                                  -------------

REPURCHASE AGREEMENT--1.45%
     535       Repurchase Agreement dated
                 12/31/98 with State Street
                 Bank & Trust Company,
                 collateralized by $528,973
                 U.S. Treasury Notes, 6.000%
                 due 08/15/99
                 (value--$546,165) proceeds:
                 $535,238 (cost--$535,000)...     01/04/99           4.000              535,000
                                                                                  -------------
Total Investments
  (cost--$23,401,556)--110.43%...............                                        40,671,248
Liabilities in excess of other
  assets--(10.43)%...........................                                        (3,841,548)
                                                                                  -------------
Net Assets--100.00%..........................                                     $  36,829,700
                                                                                  -------------
                                                                                  -------------

-----------------

*   Non-income producing security

@  Interest rate shown is discount rate at date of purchase.

ADR American Depositary Receipts

(1)  Illiquid securities representing 0.18% of net assets.

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 1998

ASSETS
Investments, at value (cost--$23,401,556).......................................  $40,671,248
Cash............................................................................        4,677
Receivable for investments sold.................................................      742,556
Dividends and interest receivable...............................................       12,517
Other assets....................................................................          933
                                                                                  -----------
Total assets....................................................................   41,431,931
                                                                                  -----------

LIABILITIES
Dividends payable...............................................................    4,560,443
Payable to investment adviser and administrator.................................        4,824
Accrued expenses and other liabilities..........................................       36,964
                                                                                  -----------
Total liabilities...............................................................    4,602,231
                                                                                  -----------

NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--2,042,203 (unlimited
  amount authorized)............................................................   19,559,392
Accumulated net realized gains from investment transactions.....................          616
Net unrealized appreciation of investments......................................   17,269,692
                                                                                  -----------
Net assets......................................................................  $36,829,700
                                                                                  -----------
                                                                                  -----------
Net asset value, offering price and redemption value per share..................       $18.03
                                                                                  -----------
                                                                                  -----------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                    FOR THE YEAR
                                                                                        ENDED
                                                                                  DECEMBER 31, 1998
                                                                                  -----------------
INVESTMENT INCOME:
Interest........................................................................    $    134,218
Dividends (net of withholding taxes of $321)....................................         125,799
                                                                                  -----------------
                                                                                         260,017
                                                                                  -----------------

EXPENSES:
Investment advisory and administration..........................................         286,582
Legal and audit.................................................................          41,264
Reports and notices to shareholders.............................................          36,944
Custody and accounting..........................................................          24,907
Trustees' fees..................................................................           7,500
Transfer agency fees and related service expenses...............................           1,500
Other expenses..................................................................           3,175
                                                                                  -----------------
                                                                                         401,872
                                                                                  -----------------
Net investment loss.............................................................        (141,855)
                                                                                  -----------------

REALIZED AND UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investments.............................................       4,562,483
Net change in unrealized appreciation/depreciation of investments...............       5,944,986
                                                                                  -----------------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT TRANSACTIONS..................      10,507,469
                                                                                  -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................    $ 10,365,614
                                                                                  -----------------
                                                                                  -----------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                             FOR THE YEARS
                                                                                                           ENDED DECEMBER 31,
                                                                                                      ----------------------------
                                                                                                          1998           1997
                                                                                                      -------------  -------------
FROM OPERATIONS:
Net investment income (loss)........................................................................   $  (141,855)   $    50,977
Net realized gains from investments.................................................................     4,562,483      9,230,218
Net change in unrealized appreciation/depreciation of investments...................................     5,944,986     (3,534,653)
                                                                                                      -------------  -------------
Net increase in net assets resulting from operations................................................    10,365,614      5,746,542
                                                                                                      -------------  -------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................................................       --             (52,637)
Net realized gain from investment transactions......................................................    (4,757,892)    (8,882,354)
                                                                                                      -------------  -------------
                                                                                                        (4,757,892)    (8,934,991)
                                                                                                      -------------  -------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares................................................................     3,007,908      1,988,470
Cost of shares repurchased..........................................................................   (11,504,125)   (11,457,385)
Proceeds from dividends reinvested..................................................................     9,132,440      6,886,405
                                                                                                      -------------  -------------
Net increase (decrease) in net assets from beneficial interest transactions.........................       636,223     (2,582,510)
                                                                                                      -------------  -------------
Net increase (decrease) in net assets...............................................................     6,243,945     (5,770,959)

NET ASSETS:
Beginning of year...................................................................................    30,585,755     36,356,714
                                                                                                      -------------  -------------
End of year.........................................................................................   $36,829,700    $30,585,755
                                                                                                      -------------  -------------
                                                                                                      -------------  -------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Mitchell Hutchins Series Trust--Growth Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered only to insurance company separate accounts that fund certain variable contracts.

  The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

  The preparation of financial statements in accordance with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly-owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Portfolio, as the primary market for the Portfolio. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") (other than short-term debt securities described below) are valued at the last available sales price, or last bid price available if no sale occurs on Nasdaq prior to the time of valuation. When market quotations are unavailable, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. The amortized cost method of valuation, which approximates market value, is used to value short-term debt obligations with sixty days or less remaining to maturity, unless the Fund's board of trustees determines that this does not represent fair value. Securities and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees.

  REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund's Board of Trustees has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is accrued at an annual rate of 0.75% of the Portfolio's average daily net assets.

  For the year ended December 31, 1998, the Portfolio paid $4,212 in brokerage commissions to PaineWebber for transactions executed on behalf of the Portfolio.

SECURITIES LENDING

  The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber, the Portfolio's lending agent, received compensation of $2,936 from the Portfolio for the year ended December 31, 1998.

  For the year ended December 31, 1998, the Portfolio earned $6,566 net of fees, rebates and expenses, from securities lending transactions. At December 31, 1998, there were no securities on loan from the Portfolio.

BANK LINE OF CREDIT

  The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay a commitment fee, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 1998, the Portfolio did not borrow under the Facility.

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at December 31, 1998 was substantially the same as the cost of securities for financial statement purposes.

  At December 31, 1998, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost)................  $18,046,881
Gross depreciation (investments having an excess of cost over value)................    (777,189)
                                                                                      ----------
Net unrealized appreciation of investments..........................................  $17,269,692
                                                                                      ----------
                                                                                      ----------

  For the year ended December 31, 1998, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $17,903,832 and $25,016,351, respectively.

FEDERAL TAX STATUS

  The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

  To reflect reclassifications arising from permanent "book/tax" differences for the year ended December 31, 1998, the Portfolio's net investment loss was reduced by $143,072; accumulated net realized gains were reduced by $1,217 and beneficial interest was reduced by $141,855. Permanent book/taxes differences are primarily attributable to net operating losses.

SHARES OF BENEFICIAL INTEREST

  There was an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                                                        FOR THE YEARS ENDED
                                                                                            DECEMBER 31,
                                                                                        --------------------
                                                                                          1998       1997
                                                                                        ---------  ---------
Shares sold...........................................................................    184,496    109,171
Shares redeemed.......................................................................   (681,156)  (633,224)
Dividends reinvested..................................................................    582,096    400,838
                                                                                        ---------  ---------
Net increase (decrease) in shares outstanding.........................................     85,436   (123,215)
                                                                                        ---------  ---------
                                                                                        ---------  ---------

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                    ------------------------------------------------------
                                                      1998        1997      1996          1995      1994
                                                    ---------   --------  --------      --------  --------
Net asset value, beginning of year................  $   15.63   $  17.48  $  17.57      $  14.56  $  18.06
                                                    ---------   --------  --------      --------  --------
Net investment income (loss)......................      (0.07)      0.03     (0.06)         0.04      0.01
Net realized and unrealized gains (losses) from
 investments......................................       4.79       2.69      3.29          4.68     (2.13)
                                                    ---------   --------  --------      --------  --------
Net increase (decrease) from investment
 operations.......................................       4.72       2.72      3.23          4.72     (2.12)
                                                    ---------   --------  --------      --------  --------
Dividends from net investment income..............     --          (0.03)    --            (0.08)    (0.01)
Distributions from net realized gains from
 investments......................................      (2.32)     (4.54)    (3.32)        (1.63)    (1.37)
                                                    ---------   --------  --------      --------  --------
Total dividends and other distributions...........      (2.32)     (4.57)    (3.32)        (1.71)    (1.38)
                                                    ---------   --------  --------      --------  --------
Net asset value, end of year......................  $   18.03   $  15.63  $  17.48      $  17.57  $  14.56
                                                    ---------   --------  --------      --------  --------
                                                    ---------   --------  --------      --------  --------
Total investment return(1)........................      30.59%     15.41%    18.70%        32.50%   (11.65)%
                                                    ---------   --------  --------      --------  --------
                                                    ---------   --------  --------      --------  --------
Ratios/Supplemental Data:
Net assets, end of year (000's)...................  $  36,830   $ 30,586  $ 36,357      $ 42,784  $ 39,135
Expenses to average net assets....................       1.05%      1.05%     1.14%         1.02%     1.00%
Net investment income (loss) to average net
 assets...........................................      (0.37)%     0.12%    (0.29)%        0.23%     0.04%
Portfolio turnover rate...........................         50%        89%       53%           41%       27%

-----------------

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges: results would be lower if such charges were included.

MITCHELL HUTCHINS SERIES TRUST--GROWTH PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust - Growth Portfolio

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mitchell Hutchins Series Trust - Growth Portfolio (the "Portfolio") (one of the Portfolios constituting Mitchell Hutchins Series Trust) (the "Fund") as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins Series Trust - Growth Portfolio at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                             [ERNST & YOUNG SIGNATURE]

New York, New York
February 11, 1999

ANNUAL REPORT




MITCHELL
HUTCHINS SERIES
TRUST


GROWTH
PORTFOLIO



DECEMBER 31, 1998


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